UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of the report (Date of earliest event reported): April 30, 2020

CHURCH & DWIGHT CO., INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-10585	13-4996950
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Charles Ewing Boulevard, Ewing, New Jersey	08628
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 806-1200

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1 par value	CHD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Church & Dwight Co., Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on April 30, 2020. At the Annual Meeting, the stockholders of the Company approved proposals to amend and restate the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to (i) give holders of 25% of Company stock that meet certain requirements the right to request a special meeting of the Company’s stockholders, (ii) eliminate certain supermajority voting requirements to amend certain provisions of the Certificate of Incorporation, and (iii) move certain advance notice requirements (the “Advance Notice Requirements”), with respect to director nominees and other proposals submitted by stockholders, from the Certificate of Incorporation to the Bylaws, with such requirements to be updated as described in more detail in the definitive proxy statement on Schedule 14A delivered to the Company’s stockholders in connection with the Annual Meeting and filed with the Securities and Exchange Commission on March 20, 2020 (the “Proxy Statement”). The amendment and restatement of the Certificate of Incorporation (as so amended and restated, the “Amended and Restated Certificate of Incorporation”) to implement these changes was previously approved by the Company’s Board of Directors (the “Board”), subject to stockholder approval. The Company filed the Amended and Restated Certificate of Incorporation with the Delaware Secretary of State, and it became effective on May 1, 2020.

In addition, effective May 1, 2020, the Board approved the amendment and restatement of the Company’s Bylaws (as so amended and restated, the “Amended and Restated Bylaws”) to implement the ability of the holders of 25% or more of the Company’s stock to request a special meeting, and to set forth the requirements for such stockholders to request such a special meeting, as described in more detail in the Proxy Statement.

In addition, the Board amended the Amended and Restated Bylaws to move the Advance Notice Requirements to the Amended and Restated Bylaws and make certain changes to the Advance Notice Requirements, as described in more detail in the Proxy Statement. As so amended, the Advance Notice Requirements maintain the Advance Notice requirements that were previously set forth in the Company’s Certificate of Incorporation, and, in addition to certain other changes, require stockholders submitting a nominee to the Board or notice of other business to be brought before the Company’s stockholders to provide (1) a description of any agreements relating to hedging or shorting the stockholders’ interest in the Company’s securities, (2) a representation as to whether the stockholder has formed a “group” with any other stockholders relating to the business or nominee submitted by the stockholder, and (3) any other information that would be required to be disclosed in a proxy statement in connection with the solicitation of proxies for the nominees or proposed business. In addition, pursuant to the Amended and Restated Bylaws, in order to be timely, any stockholder who wishes to propose any business to be considered by the stockholders at the Company’s annual meeting, or who wants to nominate a person for election to the Board at that meeting, must provide written notice that sets forth the specified information described in the Amended and Restated Bylaws no more than 120 days and no less than 90 days prior to the first anniversary of the previous year’s annual meeting. Further, the Advance Notice Requirements have been revised to provide that the number of nominees that a stockholder may nominate for election at the stockholder meeting may not exceed the number of directors to be elected at such meeting.

The foregoing descriptions are qualified in their entirety by reference to the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws, copies of which are attached as Exhibit 3.1 and Exhibit 3.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The final voting results for each of the proposals submitted to a vote of the Company’s stockholders at the Annual Meeting are set forth below.

Proposal No. 1 — Election of Directors

The following nominees were elected by stockholders to serve on the Company’s Board of Directors for a term of one year each. The voting results for each director nominee were as follows:

Nominees	For	Against	Abstain	Broker Non- Votes
James R. Craigie	182,404,774	6,469,211	205,027	27,058,676
Bradley C. Irwin	175,223,309	13,636,701	219,002	27,058,676
Penry W. Price	186,579,877	2,206,300	292,835	27,058,676
Janet S. Vergis	184,307,332	4,568,678	203,002	27,058,676
Arthur B. Winkleblack	180,071,015	8,764,579	243,418	27,058,676

Proposal No. 2 – Advisory Vote to Approve Compensation of the Named Executive Officers

The stockholders approved, on an advisory basis, the compensation of the named executive officers as disclosed in the Proxy Statement for the Annual Meeting. The result of the advisory vote is set forth below:

For	Against	Abstain	Broker Non-Votes
174,047,279	14,654,732	377,001	27,058,676

Proposal No. 3 — Amendment and restatement of the Company’s Amended and Restated Certificate of Incorporation to give holders of 25% of the Company’s outstanding shares the right to request a special meeting

The stockholders approved the amendment and restatement of the Company’s Amended and Restated Certificate of Incorporation to give holders of 25% of the Company’s outstanding shares the right to request a special meeting. The voting results on the proposal were as follows:

For	Against	Abstain	Broker Non-Votes
187,662,511	1,168,774	247,727	27,058,676

Proposal No. 4 — Amendment and restatement of the Company’s Amended and Restated Certificate of Incorporation to eliminate certain supermajority voting requirements to amend certain of its provisions

The stockholders approved the amendment and restatement of the Company’s Amended and Restated Certificate of Incorporation to eliminate certain supermajority voting requirements to amend certain of its provisions. The voting results on the proposal were as follows:

For	Against	Abstain	Broker Non-Votes
187,298,456	1,536,052	244,504	27,058,676

Proposal No. 5 — Amendment and restatement of the Company’s Amended and Restated Certificate of Incorporation to move certain advance notice requirements to the Company’s Bylaws

The stockholders approved the amendment and restatement of the Company’s Amended and Restated Certificate of Incorporation to move certain advance notice requirements to the Company’s Bylaws. The voting results on the proposal were as follows:

For	Against	Abstain	Broker Non-Votes
187,209,170	1,156,744	713,098	27,058,676

Proposal No. 6 — Ratification of the Appointment of Independent Registered Public Accounting Firm

The stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2020. The voting results on the proposal were as follows:

For	Against	Abstain
203,814,101	11,999,129	324,458

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Church & Dwight Co., Inc. Amended and Restated Certificate of Incorporation

3.2	Church & Dwight Co., Inc. Amended and Restated Bylaws

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHURCH & DWIGHT CO., INC.

Date: May 1, 2020	By:	/s/ Patrick de Maynadier
	Name:	Patrick de Maynadier
	Title:	Executive Vice President, General Counsel and Secretary